SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2001

BELLSOUTH CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	1-8607	58-1533433

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia	30309-3610

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(404) 249-2000

SIGNATURE
Indenture dated as of August 15, 2001
Indenture dated as of August 15, 2001
Statement of Eligibility of Trustee
Statement of Eligibility of Trustee
Third Quarter 2001 Financial Results

Cautionary Language Concerning Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements regarding events and financial trends that may affect our future operating results, financial position and cash flows. These statements are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

While the below list of cautionary statements is not exhaustive, some factors that could affect future operating results, financial position and cash flows and could cause actual results to differ materially from those expressed in the forward-looking statements are:

•	a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;

•	significant deterioration in foreign currencies relative to the U.S. dollar in foreign countries in which we operate;

•	changes in U.S. or foreign laws or regulations, or in their interpretations, which could result in the loss, or reduction in value, of our licenses, concessions or markets, or in an increase in competition, compliance costs or capital expenditures;

•	a decrease in the growth rate of demand for the services which we offer;

•	the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings;

•	protracted delay in our entry into the interLATA long distance market;

•	higher than anticipated start-up costs or significant up-front investments associated with new business initiatives;

•	the outcome of pending litigation;

•	unanticipated higher capital spending from, or delays in, the deployment of new technologies;

•	the impact of terrorist attacks on our business; and

•	the impact of the wireless joint venture with SBC Communications, known as Cingular Wireless, including marketing and product development efforts and financial capacity.

Item 5. Other Events and Regulation FD Disclosure

On October 18, 2001, BellSouth announced earnings for the third quarter and year-to-date periods of 2001. See the attached financial results at Exhibit 99-a.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.
4-a	Indenture dated as of August 15, 2001 between BellSouth Corporation and The Chase Manhattan Bank, as Trustee

4-b	Indenture dated as of August 15, 2001 between BellSouth Corporation and SouthTrust Bank, as Trustee
25-a	Statement of Eligibility of Trustee (The Chase Manhattan Bank)

25-b	Statement of Eligibility of Trustee (SouthTrust Bank)

99-a	Third Quarter 2001 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELLSOUTH CORPORATION

By:	W. Patrick Shannon

W. Patrick Shannon Vice President — Finance and Supply Chain Management October 22, 2001